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Exhibit 10(Q)

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of February 19, 2004, is made and entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"), EARL SCHEIB, INC., a Delaware corporation ("Parent"), and EARL SCHEIB REALTY CORP., a California corporation ("ES Realty")(Parent and ES Realty are referred to hereinafter collectively, jointly and severally, as the "Borrower"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in that certain Loan and Security Agreement entered into as of August 4, 2003 between Lender and Borrower (the "Original Agreement"), as amended as of August 29, 2003 (the "First Amendment").

        WHEREAS, Lender and Borrower desire to enter into this Amendment to amend the Original Agreement as set forth herein, all in accordance with Sections 15 and 16.6 of the Original Agreement.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby amend the Original Agreement as follows:

        1.     Section 7.15(a)(i). Section 7.15(a)(i) of the Original Agreement shall be deleted and replaced by the following:

          (i)    Minimum EBITDA. EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$(50,000)	For the quarter ending July 31, 2003
$(200,000)	For the quarter ending October 31, 2003
$(1,450,000)	For the quarter ending January 31, 2004
$50,000	For the quarter ending April 30, 2004
$50,000	For the quarter ending July 31, 2004
To be determined by Lender in its sole discretion upon receipt of the Projections for the forthcoming fiscal year in accordance with Section 6.3(c)	For each subsequent quarter thereafter

        2.     Amendment Fee. In consideration for and in connection with this Amendment, Borrower hereby agrees to pay an amount equal to Fifteen Thousand Dollars ($15,000) (the "Amendment Fee") to Lender. Borrower shall pay the Amendment Fee to Lender in the manner set forth in the Loan Agreement.

Borrower hereby acknowledges and agrees that the Amendment Fee is fully earned and non-refundable and that such fee constitutes an Obligation and is in addition to any other fees payable by Borrower under the Loan Agreement or any other Loan Document.

        3.     Reference to and Effect Upon the Amended Original Agreement. All of the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Original Agreement and the First Amendment; and the Original Agreement, as supplemented and amended by the First Amendment and this Amendment, shall be read, taken and construed as one and the same agreement. Except as expressly modified herein, the Original Agreement and the First Amendment shall remain in full force and effect and are hereby ratified.

        4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to its conflict of laws principles.

        5.     Counterparts. This Amendment may be executed in any number of counterparts, or facsimile counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        6.     Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience and are not to be considered in construing or interpreting this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed effective as of the day and year first written above.

BORROWER		LENDER
EARL SCHEIB, INC., a Delaware Corporation		WELLS FARGO FOOTHILL, INC., a California corporation

By:	/s/ CHARLES E. BARRANTES	By:	/s/ JIM FARNER
Title:	Chief Financial Officer	Title:	Vice President

EARL SCHEIB REALTY CORP., a California corporation

By:	/s/ CHARLES E. BARRANTES
Title:	Chief Financial Officer

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AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT